                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999

Pool Data - Original Deal Parameters
------------------------------------
Aggregate Net Investment Value (ANIV)                                     1,099,937,045.30
Discounted Principal Balance                                              1,099,937,045.30
Servicer Advance                                                              2,144,779.34
Servicer Payahead                                                             3,039,194.68
Number of Contracts                                                                 49,144
Weighted Average Lease Rate                                                           7.74%
Weighted Average Remaining Term                                                       38.7
Servicing Fee Percentage                                                              1.00%


Pool Data - Current Month
-------------------------
Aggregate Net Investment Value                                            1,099,883,530.22
Discounted Principal Balance                                              1,099,870,598.24
Servicer Advances                                                             2,572,826.57
Servicer Pay Ahead Balance                                                    3,713,294.01
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         53,015
Weighted Average Lease Rate                                                           7.65%
Weighted Average Remaining Term                                                       25.0


Reserve Fund:
  Initial Deposit Amount                                                     41,247,639.20
  Specified Reserve Fund Percentage                                                   5.50%
  Specified Reserve Fund Amount                                              60,496,537.49
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                   6.50%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)              71,495,907.94

                                                              Class A          Class B           Total
                                                              Amount           Amount            Amount
                                                          --------------  ----------------   -------------
  Beginning Balance                                        59,423,467.49      1,073,070.00   60,496,537.49
  Withdrawal Amount                                                  -                 -               -
  Transferor Excess                                         2,093,412.03                      2,093,412.03
                                                          --------------  ----------------   -------------
  Ending Balance                                           61,516,879.52      1,073,070.00   62,589,949.52
  Specified Reserve Fund Balance                           59,423,467.49      1,073,070.00   60,496,537.49
                                                          --------------  ----------------   -------------
  Release to Transferor                                     2,093,412.03               -      2,093,412.03
  Cumulative Withdrawal Amount                                       -                 -               -


Liquidation of ChargeOffs and Repossessions:                     Vehicles
                                                                 --------
  Liquidated Contracts                                                125
                                                                      ---
  Discounted Principal Balance                                                                2,425,593.04
  Net Liquidation Proceeds                                                                   (2,150,473.73)
  Recoveries - Previously Liquidated Contracts                                                  (28,085.00)
                                                                                             -------------
 Aggregate Credit Losses for the Collection Period                                              247,034.31
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                    2,668,339.50
  Repossessed in Current Period                                        92                   ==============
                                                                       --


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.49%
    First Preceding Collection Period                                                                 0.37%
    Current Collection Period                                                                         0.27%

Condition (i) (Charge-off Rate)
-------------
Three Month Average                                                                                   0.38%
Charge-Off Rate Indicator ( > 1.25%)                                                     condition not met





                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999


Delinquent Contracts:                                        Percent        Accounts        Percent            ANIV
                                                          -------------  -------------  -------------     -------------

  31-60 Days Delinquent                                            0.82%           436           0.83%     9,154,907.12
  61-90 Days Delinquent                                            0.06%            33           0.07%       756,742.95
 Over 90 Days Delinquent                                           0.02%            12           0.02%       253,919.28
                                                                         -------------                    -------------
  Total Delinquencies                                                              481                    10,165,569.35
                                                                         =============                    =============



Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):

    Second Preceding Collection Period                                                                             0.14%
    First Preceding Collection Period                                                                              0.09%
    Current Collection Period                                                                                      0.08%


Condition (ii) (Delinquency Percentage)
--------------
Three Month Average                                                                                                0.10%
Delinquency Percentage Indicator ( > 1.25%)                                                           condition not met



Residual Value (Gain)Loss:                                    Vehicles
                                                              --------
  Matured Lease Vehicle Inventory Sold                               2                                        34,807.23
                                                                     -
  Net Liquidation Proceeds                                                                                   (30,309.34)
                                                                                                          -------------
  Net Residual Value (Gain)Loss                                                                                4,497.89
                                                                                                          =============
  Cumulative Residual Value (Gain)Loss all periods                                                             7,414.99
                                                                                                          =============


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period                 2               0              100.00%      14,695.35    15,839.32
  First Preceding Collection Period                  2               4               50.00%      19,736.29    18,284.80
  Current Collection Period                          2               3               66.67%      15,154.67    17,439.13
  Three Month Average                                                                            16,528.77    17,187.75

Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                   96.17%



                                                                                            Current Period
Condition (iii) (Residual Value Test)                                                        Amount/Ratio      Test Met
---------------                                                                             --------------     --------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                           66.67%         YES
b) Number of Scheduled Maturities > 500                                                                3           NO
c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                   96.17%          NO

Residual Value Indicator (condition met if tests a, b and c = YES)                                    condition not met




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------  ---------------
Interest:                                                                            98.00%
---------
  Interest Collections                                      8,273,952.47
  Net Investment Income                                              -
  Non-recoverable Advances                                    (58,428.94)
                                                          --------------
   Available Interest                                       8,215,523.53                       8,051,213.06
  Class A1, A2, A3 Notional Interest Accrual Amount        (4,546,833.33)                     (4,546,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                                  -
  Interest Accrual for Adjusted Class B Certificate Bal.     (390,478.25)                       (390,478.25)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                             (916,573.81)                       (898,242.33)
  Capped Expenses                                             (21,724.55)                        (21,290.06)
  Interest Accrual on Class B Cert. Princ. Loss Amt.                 -                                  -
  Uncapped Expenses                                                  -                                  -
                                                          --------------                    ---------------
  Total Unallocated Interest                                2,339,913.59                       2,194,369.08
  Excess Interest to Transferor                                                               (2,194,369.08)
                                                          --------------                    ---------------
  Net Interest Collections Available                        2,339,913.59                                -
  Loss Reimbursement from Transferor                         (246,501.56)
  Accelerated Principal Distribution                                 -
  Net Investment Income Allocated                                    -
  Investment Income Distributed                                      -
                                                          --------------
  Deposit to Reserve Fund                                   2,093,412.03
                                                          --------------
  Withdrawal from Reserve Fund                                       -
                                                          --------------
Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                        (251,532.20)                       (246,501.56)
  Loss Reimbursement from Transferor                          246,501.56                         246,501.56
  Loss Reimbursement from Reserve Fund                               -                                  -
                                                          --------------                    ---------------
  Transferor Ending Certificate Principal Loss Amount          (5,030.64)                               -

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class A Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                      -
  Allocations - Current Period                                       -                                  -
  Allocations - Accelerated Principal Distribution                   -                                  -
  Allocations - Not Disbursed Beginning of Period                    -                                  -
  Allocations - Not Disbursed End of Period                          -                                  -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                             2,093,412.03                                -
  Allocations - Current Period                              4,937,311.58                       4,937,311.58
  Allocations - Not Disbursed Beginning of Period                    -                                  -
  Allocations - Not Disbursed End of Period                 4,937,311.58                       4,937,311.58

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund                                      -
  Total Distribution Amount                                 2,093,412.03                                -
  Total Allocation Amount                                   4,937,311.58                       4,937,311.58
                                                          --------------                    ---------------
    Total Due to Trust                                      7,030,723.61                       4,937,311.58

                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999
                                                            Class A-1        Class A-2        Class A-3         Class B
                                                             Balance          Balance          Balance          Balance
                                                          -------------    -------------    -------------    -------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
   Available Interest                                      2,502,144.25     4,294,725.21       720,020.02       534,323.57

  Class A1, A2, A3 Notional Interest Accrual Amount       (1,493,541.67)   (2,611,458.33)     (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                                       (390,478.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Loss Reimbursement from Transferor
  Accelerated Principal Distribution
  Net Investment Income Allocated
  Investment Income Distributed
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                          (246,501.56)
  Loss Reimbursement from Transferor                                                                            246,501.56
  Loss Reimbursement from Reserve Fund

  Transferor Ending Certificate Principal Loss Amount

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period                                      -
  Allocations - Accelerated Principal Distribution                  -
  Allocations - Not Disbursed Beginning of Period                   -
  Allocations - Not Disbursed End of Period                         -              -                -                -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                     -                -                -                -
  Allocations - Current Period                             1,493,541.67     2,611,458.33       441,833.33       390,478.25
  Allocations - Not Disbursed Beginning of Period                   -                -                -                -
  Allocations - Not Disbursed End of Period                1,493,541.67     2,611,458.33       441,833.33       390,478.25

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Total Distribution Amount                                         -                -                -                -
  Total Allocation Amount                                  1,493,541.67     2,611,458.33       441,833.33       390,478.25
                                                          -------------    -------------    -------------    -------------
    Total Due to Trust                                     1,493,541.67     2,611,458.33       441,833.33       390,478.25


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999
                                                          Transferor Interest   Transferor Interest   Transferor Interest
                                                               Percent               Interest              Principal
                                                          -------------------   -------------------   -------------------
Interest:                                                                2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
   Available Interest                                                                    164,310.47

  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                         (18,331.48)
  Capped Expenses                                                                           (434.50)
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses                                                                             -
                                                                                      -------------
  Total Unallocated Interest                                                             145,544.49
  Excess Interest to Transferor                                                        2,194,369.08
                                                                                      -------------
  Net Interest Collections Available                                                   2,339,913.57
  Loss Reimbursement from Transferor                                                     246,501.56
  Accelerated Principal Distribution                                                            -
  Net Investment Income Allocated                                                               -
  Investment Income Distributed                                                                 -
  Deposit to Reserve Fund                                                              2,093,412.02
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                           (5,030.64)
  Loss Reimbursement from Transferor                                                    (246,501.56)
  Loss Reimbursement from Reserve Fund
                                                                                      -------------          ------------
  Transferor Ending Certificate Principal Loss Amount                                   (246,501.56)            (5,030.64)

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                                                                        -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                              -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                                     -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                        2,093,412.03
  Allocations - Current Period                                                                  -
  Allocations - Not Disbursed Beginning of Period                                               -
  Allocations - Not Disbursed End of Period                                                     -

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Total Distribution Amount                                                            2,093,412.03                   -
  Total Allocation Amount                                                                       -                     -
                                                                                      -------------          ------------
    Total Due to Trust                                                                 2,093,412.03                   -



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999


                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)                                     1,099,937,045.30
Discounted Principal Balance                                              1,099,937,045.30
Initial Notional/Certificate Balance                                                   -           100.00%  1,077,938,000.00
Percent of ANIV                                                                                                        98.00%
Certificate Factor                                                                                                 1.0000000
Notional/Certificate Rate
Servicer Advance                                                              2,144,779.34
Servicer Payahead                                                             3,039,194.68
Number of Contracts                                                                 49,144
Weighted Average Lease Rate                                                           7.74%
Weighted Average Remaining Term                                                       38.7
Servicing Fee Percentage                                                              1.00%



Pool Data Prior Month
---------------------
Aggregate Net Investment Value                                            1,099,888,560.86
Discounted Principal Balance                                              1,099,878,099.48
Notional/Certificate Balance                                                                                 1,077,938,000.00
Adjusted Notional/Certificate Balance                                                                        1,077,938,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             3,762,195.12
Servicer Pay Ahead Balance                                                    2,767,926.43
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         52,494
Weighted Average Lease Rate                                                           7.66%
Weighted Average Remaining Term                                                       26.0



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value                                          1,099,883,530.22
  Discounted Principal Balance                                            1,099,870,598.24
  Notional/Certificate Balance                                                                               1,077,938,000.00
  Adjusted Notional/Certificate Balance                                                                      1,077,938,000.00
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                                           2,572,826.57
  Servicer Pay Ahead Balance                                                  3,713,294.01
  Maturity Advances Outstanding                                                        -
  Number of Current Contracts                                                       53,015
  Weighted Average Lease Rate                                                         7.65%
  Weighted Average Remaining Term                                                     25.0


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999


                                                             Class A1          Class A1         Class A2          Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                               31.08%   335,000,000.00           53.34%    575,000,000.00
Percent of ANIV                                                                      30.46%                             52.28%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                            5.350%                             5.450%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                335,000,000.00                     575,000,000.00
Adjusted Notional/Certificate Balance                                       335,000,000.00                     575,000,000.00
Percent of ANIV                                                                      30.46%                             52.28%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                              335,000,000.00                     575,000,000.00
  Adjusted Notional/Certificate Balance                                     335,000,000.00                     575,000,000.00
  Percent of ANIV                                                                    30.46%                             52.28%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999


                                                             Class A3          Class A3         Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                8.94%    96,400,000.00            6.64%     71,538,000.00
Percent of ANIV                                                                       8.76%                              6.50%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                            5.500%                             6.550%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 96,400,000.00                      71,538,000.00
Adjusted Notional/Certificate Balance                                        96,400,000.00                      71,538,000.00
Percent of ANIV                                                                       8.76%                              6.50%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               96,400,000.00                      71,538,000.00
  Adjusted Notional/Certificate Balance                                      96,400,000.00                      71,538,000.00
  Percent of ANIV                                                                     8.76%                              6.50%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term

                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999


                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                       Balance
-----------------------                                                   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                         21,999,045.30
Percent of ANIV                                                                       2.00%
Certificate Factor
Notional/Certificate Rate
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 21,950,560.86
Adjusted Notional/Certificate Balance                                        21,950,560.86
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               21,945,530.22
  Adjusted Notional/Certificate Balance                                      21,945,530.22
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of April 26, 1999 for the Collection Period of March 1 through March 31, 1999


Current Month Collection Activity                             Vehicles
---------------------------------                             --------
Principal Collections                                                                         9,660,178.74
Prepayments in Full                                                253                        5,334,426.92
                                                                   ---
Reallocation Payment                                                 4                           50,520.47
                                                                     -
Interest Collections                                                                          8,273,952.47
Net Liquidation Proceeds and Recoveries                                                       2,178,558.73
Increase (Decrease) in Maturity Advances                                                               -
Net Investment Income                                                                                  -
Net Liquidation Proceeds - Vehicle Sales                                                         30,309.34
                                                                                            --------------
Total Available                                                                              25,527,946.67



                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
  Total Capped Expenses Paid                                                     21,724.55      130,347.30
  Total Uncapped Expenses Paid                                                         -               -
  Capped and Uncapped Expenses Due                                                     -               -

Servicer's Fee Due:
  Servicer's Fee Paid                                                           916,573.81
  Servicer's Fee Balance Due                                                           -
Supplemental Servicer's Fees                                                     96,856.64




Revolving Period:                                             Vehicles                           Amount
-----------------                                             --------                       -------------

  Beginning Unreinvested Principal Collections                                                   10,461.38
  Principal Collections & Liquidated Contracts                                               17,500,495.76
  Allocation to Subsequent Contracts                               903                      (17,498,025.16)
                                                                   ---                       -------------
  Ending Unreinvested Principal Collections                                                      12,931.98





/S/   HOLLY PEARSON
-------------------------
      Holly Pearson
    Treasury Manager